American Century Variable Portfolios, Inc.
Prospectus Supplement

VP Balanced Fund
VP Capital Appreciation Fund
VP Income & Growth Fund
VP International Fund
VP Large Company Value Fund
VP Mid Cap Value Fund
VP Ultra Fund
VP Value Fund
VP Vista Fund

Supplement dated May 1, 2010 ¡ Prospectuses dated May 1, 2010

Special Meeting of Shareholders

The Board of Directors has requested that the following matters be submitted to shareholders of the above-referenced funds (the "Funds") for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

The record date for the meeting is March 19, 2010. If you owned shares of the Funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about the proposals were sent to shareholders on or about April 2, 2010. If approved by shareholders, the proposals will become effective on July 16, 2010.

Shareholders of the Funds will be asked to consider and act upon the following proposals:

1.	To elect John R. Whitten to the Board of Directors.
2.	To approve a new management agreement with American Century Investment Management, Inc.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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